LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor AdvantageSM Variable Annuity

Supplement dated August 22, 2014 to the Prospectus dated August 8, 2014

This supplement outlines a change to the prospectus for your variable annuity contract. It is for informational purposes and requires no action on your part.

The following information is provided to you on behalf of the fund company and outlines a change to the fees of certain underlying investment options in your contract.

Franklin Templeton Variable Insurance Products Trust – Effective August 1, 2014, the fees of the following funds were re-stated as follows:

	Management Fees (before any waivers/reimbursements) +	12b-1 Fees (before any waivers/reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/reimbursements)	Total Contractual waivers/ reimbursements (if any)	Total Expenses (after any waivers/reimbursements)
Franklin Mutual Shares VIP Fund (Class 4)1	0.69%	0.35%	0.02%	0.00%	1.06%	0.00%	1.06%
Franklin Small Cap Value VIP Fund (Class 4) 1	0.61%	0.35%	0.02%	0.00%	0.98%	0.00%	0.98%
Templeton Foreign VIP Fund (Class 4)1	0.74%	0.35%	0.04%	1.13%	0.78%	0.00%	1.13%
1Management fees and other expenses have restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund’s investment management agreement with its fund administration agreement effective May 1, 2014. Such combined investment management fees are described further under “Management” in the Fund’s prospectus. Total annual fund operating expenses are not affected by such bundling.

All other provisions of your prospectus not discussed in the supplement remain unchanged. Please keep this supplement with your prospectus for future reference.